UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of earliest event reported: October 4, 2007

COMPLIANCE SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

90 Pratt Oval, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registration’s Certifying Accountant.

On October 4, 2007, Compliance Systems Corporation, a Nevada corporation (the “Company”) was notified by its registered independent public accounting firm, BP Audit Group, PLLC (“BP Audit”), that it was resigning as the Company’s certifying accountant.

BP Audit’s reports on the Company’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; except that the reports included explanatory paragraphs referring to factors which raised substantial doubt about the Company’s ability to continue as a going concern. These factors included recurring losses from operations, deficits in working capital and stockholders’ equity, and the ability of the Company to obtain sufficient financing for its business and maintain satisfactory relationships with its creditors, generate increased revenues and operate profitably.

During the fiscal years ended December 31, 2005 and December 31, 2006 and through October 4, 2007 there were no disagreements with BP Audit on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, whether resolved or not, which disagreements, if not resolved to BP Audit’s satisfaction, would have caused BP Audit to make reference to the subject matter of the disagreement in connection with the issuance of its reports on the Company’s financial statements.

During the fiscal years ended December 31, 2005 and December 31, 2006 and through October 4, 2007 there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided BP Audit with a copy of the foregoing disclosures and requested that BP Audit furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether BP Audit agrees with the statements made by the Company set forth above insofar as they relate to BP Audit, and if not, stating the reasons for its disagreements. A copy of the letter, dated October 10, 2007, furnished by BP Audit, agreeing with the Company’s statements, is attached hereto as Exhibit 16.1.

Effective October 10, 2007, the Company engaged Holtz Rubenstein Reminick LLP to act as its independent registered public accountants. During the two most recent fiscal years and subsequent interim periods, the Company has not consulted Holtz Rubenstein Reminick LLP on items which (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-B).

Item 9.01. Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c) Not applicable

(d)  Exhibit No. Description

Exhibit	Description	Location
Exhibit 16.1	Auditor Letter, dated October 10, 2007, from BP Audit Group, PLLC to the U.S. Securities and Exchange Commission	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPLIANCE SYSTEMS CORPORATION

Date: October 10, 2007	By:	/s/ Barry M. Brookstein
Barry M. Brookstein, Chief Financial Officer